PAGE  1
IDS
Global Growth
Fund
1995 annual report
(prospectus enclosed)

(icon of) globe

The goal of IDS Global Fund, a part of IDS Global Series, Inc., is long-term growth of capital. The Fund invests primarily in common stocks and securities convertible into common stocks of companies throughout the world.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Distributed by
American Express
Financial Advisors Inc.

PAGE  2
(icon of) globe

It's a big world
after all

No one needs to be told that the world is changing rapidly. For example, some years ago U.S. stocks accounted for about two-thirds of the total value of stocks worldwide. Today, that figure is down to about one-third, as many foreign stock markets have enjoyed explosive growth. Global Growth Fund seeks to take advantage of that trend by investing in companies throughout the world, not just the United States. For the most part, these are fast-growing foreign companies involved in essential businesses such as infrastructure creation, finance and environmental clean-up. As they prosper, Global Growth offers investors the potential to prosper along with them.

PAGE  3
      Contents

(Icon of) One book inside of another and their both being opened together.

The purpose of this annual report is to tell investors how the Fund performed.

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

      1995 annual report
From the president                               4
From the portfolio manager                       4
Ten largest holdings                             6
Making the most of your Fund                     7
Long-term performance                            8
Independent auditors' report                     9
Financial statements                            10
Notes to financial statements                   13
Investments in securities                       22
IDS mutual funds                                28
Federal income tax information                  31
      1995 prospectus
      The Fund in brief
Goal                                            3p
Types of Fund investments and their risks       3p
Proposed conversion to master/feeder structure  3p
Manager and distributor                         4p
Portfolio manager                               4p
Alternative purchase arrangements               4p
      Sales charge and Fund expenses            5p
      Performance
Financial highlights                            7p
Total returns                                   9p
      Investment policies and risks            11p
Facts about investments and their risks        12p
Valuing Fund shares                            15p
      How to buy, exchange or redeem shares
Alternative purchase arrangements              16p
How to purchase shares                         18p
How to exchange shares                         21p
How to redeem shares                           21p
Reductions and waivers of the sales charge     26p
      Special shareholder services
Services                                       30p
Quick telephone reference                      30p
      Distributions and taxes
Dividend and capital gain distributions        31p
Reinvestments                                  32p
Taxes                                          32p
How to determine the correct TIN               34p
      How the fund is organized
Shares                                         35p
Voting rights                                  35p
Shareholder meetings                           35p
Special considerations regarding
      master/feeder structure                  36p
Directors and officers                         38p
Investment manager and transfer agent          40p
Distributor                                    41p
      About American Express Financial Corporation
General information                            44p
      Appendix
Descriptions of derivative instruments         46p

PAGE  4
      To our shareholders

(Photo of) William R. Pearce
           President of the Fund

(Photo of) Richard Lazarchic
           Portfolio manager

From the president

If you're an experienced investor, you know that 1995 was an unusually strong year for the U.S. financial markets. Perhaps just as important, you also know that history shows that bull markets don't last forever. Though they're often unpredictable, declines-- whether they're brief or long-lasting, moderate or substantial--are always a possibility.

That fact reinforces the need for investors to review periodically their long-term goals and assess whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

Before closing, I want to introduce Richard Lazarchic, who became the new portfolio manager of this Fund last July. He joined the company in 1979, and also manages IDS Managed Retirement Fund and formerly managed IDS Utilities Fund and IDS Diversified Equity Income Fund. His review of the past period and his outlook follow.

William R. Pearce

From the portfolio manager

With relatively few exceptions, foreign stock markets either lost ground or failed to advance during the past 12 months, extending a slump that began in early 1994. IDS Global Growth Fund's performance reflected this trend, as it incurred a loss for its November 1994 through October 1995 fiscal year.

The period got off to a stumbling start, as fears of higher interest rates began driving down stocks in many smaller markets. On the heels of that, Mexico devalued its peso in December 1994, which sent Mexican stocks into a tailspin that soon spread to other Latin American markets and even to markets in Asia. In a matter of weeks, some markets fell anywhere from 10% to 40% measured in U.S. dollars--the currency of record for U.S. investors.

Spring surge

It wasn't until spring that the smaller markets were able to right themselves. Supported by appreciating local currencies, markets in Latin America and Southeast Asia began moving forward with nearly as much vigor as they previously retreated. By that time, the U.S. market, to which we had increased our exposure, was also enjoying a strong rally. As a result, the Fund enjoyed a strong, though temporary, rebound.

From that point, however, most foreign markets did well just to hold their ground, as the runaway bull market in the U.S. kept attracting the great bulk of investors' capital. The situation was compounded by a strengthening U.S. dollar during the summer and fall--a factor that reduces returns for Americans who invest outside U.S. borders. (Conversely, a weaker dollar enhances returns from foreign stocks.)

Diversification provides cushion
While it was impossible to avoid the impact of these events, the Fund's decline was tempered somewhat by our well-diversified portfolio. A good example was our substantial exposure to European markets, particularly Germany and France. These markets performed better than several others, and we also benefitted at times from appreciating local currencies (the German mark and French franc). Among other major markets, our holdings in Japan were largely poor performers, as that country continued to suffer from an unresponsive economy. Concurrent with a change in portfolio managers last July, this Fund has undergone a moderate repositioning--the most notable example being a reduction of holdings in Germany, France and Japan and an increase in Scandinavia, Latin America (excluding Mexico) and Southeast Asia. This shift is based on our desire to emphasize investments in countries that are experiencing the greatest economic growth. We also have been extending the growth theme to our stock selection by focusing mainly on companies with above-average profit potential. Recently, that has often led us to consumer-product companies, particularly those in the food, beverage, retailing and personal-care industries.

While we can't predict that positive performance will be immediate, we do expect selected foreign markets to fare better in the year ahead. Such an upturn wouldn't eliminate market volatility, of course, but we think it could signal a return to the profitable long-term results foreign markets have generated in years past.

Richard Lazarchic

PAGE  5
      Class A
      12-month performance
(All figures per share)
Net asset value (NAV)
Oct. 31, 1995     $     6.37
Oct. 31, 1994     $     6.96
Decrease          $    (0.59)

Distributions
Nov. 1, 1994 - Oct. 31, 1995
From income              $       0.05
From capital gains       $       0.05
Total distributions      $       0.10

Total return**                  (7.0)%***

Class B
      March 20, 1995 - Oct. 31, 1995
(All figures per share)
Net asset value (NAV)
Oct. 31, 1995     $     6.34
March 20, 1995*   $     5.82
Increase          $     0.52

Distributions
March 20, 1995* - Oct. 31, 1995
From income              $        --
From capital gains       $        --
Total distributions      $        --

Total return**                  +8.9%***

Class Y
      March 20, 1995 - Oct. 31, 1995
(All figures per share)
Net asset value (NAV)
Oct. 31, 1995     $     6.38
March 20, 1995*   $     5.82
Increase          $     0.56

Distributions
March 20, 1995* - Oct. 31, 1995
From income              $        --
From capital gains       $        --
Total distributions      $        --

Total return**                  +9.6%***

*Inception date.

**The prospectus discusses the effect of sales charges, if any, on the various classes.

***The total return is a hypothetical investment in the Fund with all distributions reinvested.

IDS Global Growth Fund
Your Fund's ten largest holdings
The ten holdings listed here make up 15.37% of the Fund's net assets
                                                                               Percent                  Value
                                                                (of Fund's net assets)  (as of Oct. 31, 1995)

Renong (Malaysia)                                                                  1.69%          $11,875,000
2.50% Cv Bond 2005
Engaged in the engineering, construction and operation of
major infrastruction projects in Malaysia.

Bankgesellshchaft Berlin (Germany)                                                 1.67            11,792,280
Dominant mortgage bank in Berlin area.

First Pacific (Hong Kong)                                                          1.63            11,510,000
An investment and management company. Through its subsidiaries, the company is engaged in marketing and distribution, integrated property services, telecommunication and banking.

Volker Stevin (Netherlands)                                                        1.62            11,412,852
A market leader in road construction, traffic control systems and pipelines, Volker Stevin will benefit more than other construction companies from the expected upturn in Dutch infrastructure.

Castorama Dubois (France)                                                          1.62            11,378,430
A fast growing "do-it-yourself" retailer in
France (currently expanding into Italy).

Bre-X Minerals (Canada)                                                            1.60            11,277,917
This company, directly and through joint ventures, is engaged in the acquisition, exploration and development of mining properties.

Hutchinson Whampoa (Hong Kong)                                                     1.57            11,018,000
A highly diversified company based in Hong Kong, positioned to benefit from the above-average growth of the Pacific Basin region.

Mannesmann (Germany)                                                               1.40             9,873,540
This company's operations are divided into six business segments:
machinery and plant construction, automotive technology, elelctrical engineering, telecommunications, tubes and pipes, and trading.

Jungheinrich (Germany)                                                             1.31             9,199,400
A German manufacturer of forklifts and industrial trucks.

Renaissance Energy (Germany)                                                       1.26             8,844,932
This company is engaged in the acquisition of petroleum and natural gas rights and the exploration, development and production of oil and natural gas.


Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.


PAGE  7
Making the most of your fund

Average annual total return
(as of Oct. 31, 1995)

Class A
1 year                  5 year            Since inception*
-11.65%                 +6.83%            +4.93%

*May 29, 1990

Total returns for Class A, Class B and Class Y for the period from March 20, 1995 to Oct. 31, 1995 were +4.10%, +4.04% and +9.66%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Figures for Class A and Class B reflect the effect of the maximum 5% sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Build your assets systematically

One of the best ways to invest in the Fund is by dollar-cost averaging--a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00
Feb          100          18            5.56
Mar          100          17            5.88
Apr          100          15            6.67
May          100          16            6.25
June         100          18            5.56
July         100          17            5.88
Aug          100          19            5.26
Sept         100          21            4.76
Oct          100          20            5.00

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low

(arrow in table pointing to September) and fewer shares when the per share market price is high.

You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

Your Fund's long-term performance

Three ways to benefit from a mutual fund:

o your shares increase in value when the Fund's investments do well

o you receive capital gains when the gains on investments sold by the Fund exceed losses

o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

Class A*
How your $10,000 has grown in IDS Global Growth Fund

Average annual total return
(as of Oct. 31, 1995)

1 year                  5 years                 Since 5/29/90
-11.65%                 +6.83%                  +4.93%

                                    Lipper International
                                    Fund Index
                                                 $12,985
                                              Global Growth
                                                       Fund
                        EAFE Index
$9,500

6/1/90      '90      '91      '92      '93      '94      '95

*The graph above is for Class A only. Class B and Class Y are not shown. Total returns for Class A, Class B and class Y for the period from March 20, 1995 to Oct. 31, 1995 were +4.10%, +4.04% and
+9.66%, respectively. March 20, 1995 was the inception date for Class B and Class Y. Total return for Class A is shown for comparative purposes. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Assumes: o Holding period from 6/01/90 to 10/31/95. o Returns do not reflect taxes payable on distributions. o Also see "Performance" in the fund's current prospectus. o Reinvestment of all income and capital gain distributions for the Fund, with a value of $880. Also see "Performance" in the Fund's current prospectus.

The Morgan Stanley Capital International EAFE Index (EAFE Index), compiled from a composite of securities markets of Europe, Australia and the Far East, is widely recognized by investors in foreign markets as the measurement index for portfolios of non-
North American securities.

Lipper International Fund Index, published by Lipper Analytical
Services, Inc., includes 10 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the EAFE and the Lipper International Fund Index. In comparing Global Growth Fund to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the indexes. If you were actually to buy either individual stocks or growth mutual funds, any sales charges that you pay would reduce your total return as well.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Independent auditors' report

The board of directors and shareholders
IDS Global Series, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Global Growth Fund (a series of IDS Global Series, Inc.) as of October 31, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended
October 31, 1995, and the financial highlights for each of the years in the five-year period ended October 31, 1995, and for the period from May 29, 1990 (commencement of operations), to October 31, 1990. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Global Growth Fund at October 31, 1995, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period ended
October 31, 1995, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 1, 1995

PAGE 10

                          Financial statements
                          Statement of assets and liabilities
                          IDS Global Growth Fund
                          Oct. 31, 1995
_____________________________________________________________________________________________________________

                          Assets
_____________________________________________________________________________________________________________
Investments in securities, at value (Note 1):
Investments in securities of unaffiliated issuers (identified cost $690,959,451)                 $696,341,698
Investments in securities of affiliated issuers (identified cost $2,977,041)                        3,150,000
Cash in bank on demand deposit                                                                      6,089,504
Dividends and accrued interest receivable                                                           2,069,458
Receivable for investment securities sold                                                          18,263,210
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 4)                    7,620
U.S. government securities held as collateral (Note 5)                                              9,574,741
_____________________________________________________________________________________________________________
Total assets                                                                                     735,496,231
_____________________________________________________________________________________________________________

                          Liabilities
_____________________________________________________________________________________________________________
Payable for investment securities purchased                                                        10,994,212
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 4)                3,848,703
Payable upon return of securities loaned (Note 5)                                                  16,671,706
Accrued investment management services fee                                                             59,641
Accrued distribution fee                                                                                1,699
Accrued service fee                                                                                    12,972
Accrued transfer agency fee                                                                            17,746
Accrued administrative services fee                                                                     4,250
Other accrued expenses                                                                                121,766
_____________________________________________________________________________________________________________

Total liabilities                                                                                31,732,695
_____________________________________________________________________________________________________________
Net assets applicable to outstanding capital stock                                               $703,763,536
_____________________________________________________________________________________________________________

                          Represented by
_____________________________________________________________________________________________________________
Capital stock -- $.01 par value (Note 1)                                                         $  1,104,822
Additional paid-in capital                                                                        679,888,008
Undistributed net investment income                                                                17,412,089
Accumulated net realized gain (Note 1)                                                              4,067,152
Unrealized appreciation of investments and on translation
    of assets and liabilities in foreign currencies (Notes 4 and 7)                                 1,291,465
_____________________________________________________________________________________________________________

Total -- representing net assets applicable to outstanding capital stock                         $703,763,536
_____________________________________________________________________________________________________________
Net assets applicable to outstanding shares:  Class A                                            $659,071,729
                                              Class B                                            $ 21,191,733
                                              Class Y                                            $ 23,500,074
Net asset value per share of outstanding capital stock:  Class A shares  103,455,734             $       6.37
                                                         Class B shares    3,341,575             $       6.34
                                                         Class Y shares    3,684,897             $       6.38
See accompanying notes to financial statements.
PAGE 11
                          Financial statements

                          Statement of operations
                          IDS Global Growth Fund
                          Year ended Oct. 31, 1995
_____________________________________________________________________________________________________________
                          Investment income
_____________________________________________________________________________________________________________
Income:
Dividends (net of foreign taxes withheld of $716,243)                                             $10,512,509
Interest                                                                                            9,736,833
_____________________________________________________________________________________________________________
Total income                                                                                       20,249,342
_____________________________________________________________________________________________________________
Expenses (Note 2):
Investment management services fee                                                                  5,454,220
Distribution fee
   Class A                                                                                            243,536
   Class B                                                                                             45,989
Transfer agency fee                                                                                 1,642,098
Incremental transfer agency fee - Class B                                                               1,594
Service fee
   Class A                                                                                            728,112
   Class B                                                                                             10,693
Administrative services fee                                                                           241,709
Compensation of directors                                                                              10,872
Compensation of officers                                                                                6,699
Custodian fees                                                                                        636,223
Postage                                                                                               135,965
Registration fees                                                                                     107,971
Reports to shareholders                                                                                99,260
Audit fees                                                                                             23,000
Administrative                                                                                         10,143
Other                                                                                                  18,016
_____________________________________________________________________________________________________________
Total expenses                                                                                    9,416,100
    Earnings credits on cash balances (Note 2)                                                        (12,539)
_____________________________________________________________________________________________________________
Total net expenses                                                                                  9,403,561
_____________________________________________________________________________________________________________
Investment income -- net                                                                           10,845,781
_____________________________________________________________________________________________________________
                          Realized and unrealized gain (loss) -- net
_____________________________________________________________________________________________________________
Net realized gain on security and foreign currency transactions
    (including loss of $29,612 from foreign currency transactions)(Note 3)                           279,261
Net realized gain on stock index futures contracts                                                  1,758,122
_____________________________________________________________________________________________________________
Net realized gain on investments and foreign currency                                               2,037,383
Net change in unrealized appreciation or depreciation of investments and on
    translation of assets and liabilities in foreign currencies                                  (59,607,264)
_____________________________________________________________________________________________________________

Net loss on investments and foreign currency                                                      (57,569,881)
_____________________________________________________________________________________________________________

Net decrease in net assets resulting from operations                                             $(46,724,100)
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.
/TABLE

PAGE 12

                          Financial statements

                          Statements of changes in net assets
                          IDS Global Growth Fund
                          Year ended Oct. 31,
_____________________________________________________________________________________________________________

                          Operations and distributions                           1995                1994
_____________________________________________________________________________________________________________
Investment income -- net                                                       $ 10,845,781      $  4,023,830
Net realized gains on investments and foreign currency                            2,037,383         5,188,698
Net change in unrealized appreciation or depreciation of investments
  and on translation of assets and liabilities in foreign currencies            (59,607,264)       33,656,723
_____________________________________________________________________________________________________________

Net increase (decrease) in net assets resulting from operations                 (46,724,100)       42,869,251
_____________________________________________________________________________________________________________

Distributions to shareholders from:
   Net investment income
     Class A                                                                     (4,548,940)       (1,094,030)
   Net realized gains
     Class A                                                                     (5,265,856)       (3,909,791)
_____________________________________________________________________________________________________________
Total distributions                                                              (9,814,796)       (5,003,821)
_____________________________________________________________________________________________________________

                          Capital share transactions (Note 6)
_____________________________________________________________________________________________________________

Proceeds from sales
   Class A shares (Note 2)                                                      349,901,545       487,713,822
   Class B shares                                                                22,236,244                --
   Class Y shares                                                                28,305,289                --
Reinvestment of distributions at net asset value
   Class A shares                                                                 9,752,256         4,980,642
Payments for redemptions
   Class A shares                                                              (312,991,564)     (104,574,827)
   Class B shares (Note 2)                                                         (557,491)               --
   Class Y shares                                                                (6,322,878)               --
_____________________________________________________________________________________________________________

Increase in net assets from capital share transactions                           90,323,401       388,119,637
_____________________________________________________________________________________________________________

Total increase in net assets                                                     33,784,505       425,985,067

Net assets at beginning of year                                                669,979,031       243,993,964
_____________________________________________________________________________________________________________

Net assets at end of year
  (including undistributed net investment income of
   $17,412,089 and $3,950,178)                                                 $703,763,536      $669,979,031
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.

PAGE 13
Notes to financial statements

IDS Global Growth Fund
___________________________________________________________________
1. Summary of significant accounting policies

IDS Global Growth Fund is a series of IDS Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IDS Global Series, Inc. has 10 billion authorized shares of capital stock that can be freely allocated among the separate series as designated by the board of directors. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares, which the Fund began offering on March 20, 1995, may be subject to a contingent deferred sales charge. Class B shares automatically convert to Class A after eight years. Class Y shares, which the Fund also began offering on March 20, 1995, have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board of directors. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the PAGE 14 market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and
foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined PAGE 15 using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $7,165,070 and accumulated net realized gain has been increased by $2,029,852, resulting in a net classification adjustment to decrease additional paid-in capital by $9,194,922.

Dividends to shareholders

An annual dividend declared and paid by the end of the calendar year from net investment income is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount is accrued daily.
___________________________________________________________________
2. Expenses and sales charges

Under terms of a prior agreement that ended March 19, 1995, the Fund paid AEFC a fee for managing its investments, recordkeeping and other specified services. The fee was a percentage of the Fund's average daily net assets consisting of a group asset charge in reducing percentages from 0.46% to 0.32% annually on the combined net assets of all non-money market funds in the IDS MUTUAL FUND GROUP and an individual annual asset charge of 0.46% of average daily net assets.

PAGE 16
Also under terms of a prior agreement, the Fund paid AEFC a distribution fee at an annual rate of $6 per shareholder account and a transfer agency fee at an annual rate of $15 per shareholder account.

Effective March 20, 1995, when the Fund began offering multiple classes of shares, the Fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent as follows: Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually.

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

o Class A $15
o Class B $16
o Class Y $15

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services as follows: Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $3,610,407 for Class A and $2,332 for Class B for the year ended Oct. 31, 1995. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the year ended Oct. 31, 1995, the Fund's custodian and tranfer agency fees were reduced by $12,539 as a result of earnings credits from overnight cash balances.

The Fund has a retirement plan for its independent directors. Upon retirement, directors receive monthly payments equal to one-half of the retainer fee for as many months as they served as directors up to 120 months. There are no death benefits. The plan is not funded,

PAGE 17
but the Fund recognizes the cost of payments during the time the directors serve on the board. The retirement plan expense amounted to $4,487 for the year ended Oct. 31, 1995.

___________________________________________________________________
3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $541,555,602 and $519,467,757, respectively, for the year ended Oct. 31, 1995. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $6,922 for the year ended Oct. 31, 1995.

4. Foreign currency contracts

At Oct. 31, 1995, the Fund had entered into 12 foreign currency exchange contracts that obligate the Fund to deliver currency at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:


Exchange date        Currency to be        Currency to be        Unrealized        Unrealized
                       delivered             received          appreciation      depreciation
_____________________________________________________________________________________________
Nov. 1, 1995         2,476,677             1,760,329                 $  951        $       --
                   Deutsche Mark          U.S. Dollar

Nov. 2, 1995       224,421,230                98,866                     46                --
                 Indonesian Rupee         U.S. Dollar

Nov. 2, 1992           388,830               276,315                     98                --
                   Deutsche Mark          U.S. Dollar

Nov. 2, 1995           261,214               185,669                    108                --
                   Deutsche Mark          U.S. Dollar

Nov. 2, 1995         1,148,070               815,369                     --               195
                   Deutsche Mark          U.S. Dollar

Nov. 3, 1995            61,814                43,894                     --                17
                   Deutsche Mark          U.S. Dollar

Nov. 6, 1995        16,656,085            11,838,434                  6,307                --
                   Deutsche Mark          U.S. Dollar

Nov. 7, 1995         7,838,854             1,604,022                     --             2,795
                    French Franc          U.S. Dollar

Nov. 7, 1995           575,046               408,611                    110                --
                   Deutsche Mark          U.S. Dollar

Nov. 29, 1995       20,000,000            13,691,222                     --           534,643
                   Deutsche Mark          U.S. Dollar

Nov. 29, 1995       60,000,000            41,016,666                     --         1,660,926
                   Deutsche Mark          U.S. Dollar

Nov. 29, 1995       60,000,000            41,027,464                     --         1,650,127
                   Deutsche Mark          U.S. Dollar
                                                                   _________       ___________
                                                                     $7,620        $3,848,703
_____________________________________________________________________________
/TABLE

PAGE 18
5. Lending of portfolio securities

At Oct. 31, 1995, securities valued at $16,392,508 were on loan to brokers. For collateral, the Fund received $7,096,965 in cash and U.S. government securities valued at $9,574,741. Income from
securities lending amounted to     $188,915 for the year ended Oct.
31, 1995. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
___________________________________________________________________
6. Capital share transactions

Transactions in shares of capital stock for the years indicated are as follows:

                               Year ended Oct. 31, 1995            Year ended
                                                                     10/31/94
                         Class A       Class B*       Class Y*        Class A
______________________________________________________________________________
Sold                  54,746,186     3,426,130       4,666,904     72,265,905
Issued for reinvested  1,583,930            --              --        741,509
  distributions
Redeemed             (49,171,839)      (84,555)       (982,007)   (15,415,895)
______________________________________________________________________________
Net increase           7,158,277     3,341,575       3,684,897     57,591,519
______________________________________________________________________________
*Inception date was March 20, 1995.

___________________________________________________________________
7. Stock index futures contracts

Investments in securities at Oct. 31, 1995, included securities valued at $8,092,500 that were pledged as collateral to cover initial margin deposits on 799 open purchase contracts. The market value of the open contracts at Oct. 31, 1995, was $60,866,302 with a net unrealized loss of $476,573.

___________________________________________________________________
8. Financial highlights

"Financial highlights" showing per share data and selected information is presented on pages 5 and 6 of the prospectus.

                       Investments in securities

                       IDS Global Growth Fund                                                  (Percentages represent value of
                       Oct. 31, 1995                                                    investments compared to net assets)

Investments in securities of unaffiliated issuers
_____________________________________________________________________________________________________________________________

Common stocks (67.3%)
_____________________________________________________________________________________________________________________________

Issuer                                                                                  Shares                       Value(a)
_____________________________________________________________________________________________________________________________
Argentina (2.8%)
Building materials & construction (0.8%)
IRSA                                                                                    262,500                 $  5,512,500
_____________________________________________________________________________________________________________________________
Multi-industry conglomerates (1.3%)
Comp Naviera Perez ADR                                                                1,000,000 (d)                8,820,000
_____________________________________________________________________________________________________________________________
Utilities-electric (0.7%)
Capex GDR                                                                               400,000 (d)                4,950,000
_____________________________________________________________________________________________________________________________
Australia (0.9%)
Airlines (0.6%)
Qantas Airways                                                                          256,500 (b)                4,533,021
_____________________________________________________________________________________________________________________________
Metals (0.3%)
Golden Shamrock                                                                       4,000,000 (c)                2,192,000
_____________________________________________________________________________________________________________________________
Bahamas (0.8%)
Industrial transportation
Teekay Shipping                                                                         250,000                    5,812,500
_____________________________________________________________________________________________________________________________
Bermuda (0.5%)
Media
Comcast                                                                                 275,000 (c)                3,540,625
______________________________________________________________________________________________________________________________
Brazil (0.7%)
Retail
Lojas Arapua ADR                                                                        486,000 (b,c)              4,598,492
______________________________________________________________________________________________________________________________
Canada (3.5%)
Energy (1.3%)
Renaissance Energy                                                                      400,000 (b,c)              8,844,932
_____________________________________________________________________________________________________________________________
Metals (2.2%)
Bre-X Minerals                                                                          318,100 (c)                11,277,917
Prime Resources                                                                         600,000 (c)                 4,366,482
                                                                                                                _____________
Total                                                                                                              15,644,399
_____________________________________________________________________________________________________________________________

See accompanying notes to investments in securities.
PAGE 20
Chile (3.5%)
Banks and savings & loans (1.3%)
Banco O'Higgins                                                                         270,000                     5,771,250
Banco Osorno ADR                                                                        225,000                     3,037,500
                                                                                                                _____________
Total                                                                                                               8,808,750
_____________________________________________________________________________________________________________________________
Building materials (0.2%)
New World Infrastructure                                                                720,000 (c)                1,266,480
______________________________________________________________________________________________________________________________
Industrial equipment & services (0.9%)
Madeco ADR                                                                              250,000                    6,218,750
_____________________________________________________________________________________________________________________________
Retail (0.6%)
Santa Isabel                                                                            200,000 (b)                4,525,000
______________________________________________________________________________________________________________________________
Utilities-telephone (0.5%)
Telefonos de Chile ADR                                                                   53,600                    3,859,200
______________________________________________________________________________________________________________________________
France (6.5%)
Computers & office equipment (1.2%)
Sligos                                                                                  100,000                    8,670,600
_____________________________________________________________________________________________________________________________
Electronics (0.9%)
SGS-Thomson Microele                                                                    135,000 (c)                6,108,750
______________________________________________________________________________________________________________________________
Industrial equipment & services (0.4%)
CNIM                                                                                     72,700                    2,533,304
_____________________________________________________________________________________________________________________________
Industrial transportation (0.7%)
SAGA                                                                                    150,000                    4,996,350
_____________________________________________________________________________________________________________________________
Metals (0.6%)
Usinor Sacilor                                                                          300,000 (c)                4,488,900
_____________________________________________________________________________________________________________________________
Retail (1.6%)
Castorama Dubois                                                                         70,000                   11,378,430
_____________________________________________________________________________________________________________________________
Utilities-electric (1.1%)
Lyonnaise Des Eaux & De L'Eclairage                                                      82,017                    8,019,212
_____________________________________________________________________________________________________________________________
Germany (4.8%)
Banks and savings & loans (2.6%)
Bankgesellshchaft Berlin                                                                 40,000                    11,792,280
Commerzbank                                                                              27,000 (d)                 6,248,907
                                                                                                                _____________
Total                                                                                                              18,041,187
_____________________________________________________________________________________________________________________________
Industrial equipment & services (1.4%)
Mannesmann                                                                               30,000                    9,873,540
_____________________________________________________________________________________________________________________________
Metals (0.8%)
SGL Carbon                                                                               85,000 (b)                5,573,195
_____________________________________________________________________________________________________________________________
Hong Kong (4.2%)
Financial services (1.6%)
First Pacific                                                                        10,000,000                   11,510,000
_____________________________________________________________________________________________________________________________
Multi-industry conglomerates (1.6%)
Hutchison Whampoa                                                                     2,000,000                   11,018,000
_____________________________________________________________________________________________________________________________
Utilities-electric (1.0%)
Consolidated Electric Power                                                           3,500,000                    7,084,000
_____________________________________________________________________________________________________________________________
Indonesia (2.2%)
Banks and savings & loans (0.5%)
Lippo Bank Foreign                                                                    1,650,000                    3,342,140
______________________________________________________________________________________________________________________________
Chemicals (0.6%)
PT Tri Polyta ADR                                                                       250,000                    3,875,000
_____________________________________________________________________________________________________________________________
Industrial equipment & services (0.1%)
PT Komatsu                                                                              704,000                      619,991
______________________________________________________________________________________________________________________________
Real estate (1.0%)
PT Jaya Real Properties                                                               2,435,000                    6,942,185
_____________________________________________________________________________________________________________________________
Italy (1.3%)
Multi-industry conglomerates (0.6%)
PAGE 21
Sasib                                                                                 1,000,000                    4,432,000
_____________________________________________________________________________________________________________________________
Utilities-telephone (0.7%)
Stet                                                                                  1,800,000                    5,101,200
______________________________________________________________________________________________________________________________
Japan (7.9%)
Building materials (0.6%)
Nishimatsu Construction                                                                 400,000                    4,500,400
_____________________________________________________________________________________________________________________________
Electronics (2.3%)
Mitsubishi Electric                                                                     700,000                     5,231,800
Rohm                                                                                    100,000                     6,075,700
TDK                                                                                     100,000                     5,156,000
                                                                                                                 ____________
Total                                                                                                              16,463,500
_____________________________________________________________________________________________________________________________
Industrial equipment & services (1.6%)
Mitsubishi Heavy Inds                                                                   800,000                     6,175,200
Secom                                                                                    80,000                     5,212,720
                                                                                                                _____________
Total                                                                                                              11,387,920
_____________________________________________________________________________________________________________________________
Retail (1.8%)
Familymart                                                                              150,000                     6,325,200
York-Benimaru                                                                           200,000                     6,339,800
                                                                                                                 ____________
Total                                                                                                              12,665,000
_____________________________________________________________________________________________________________________________
Utilities-electric (1.6%)
Oki Electric                                                                            650,000 (c,d)               6,022,250
Sumitomo Electric                                                                       475,000                     5,483,400
                                                                                                                _____________
Total                                                                                                              11,505,650
_____________________________________________________________________________________________________________________________
Mexico (3.3%)
Banks and savings & loans (0.5%)
Grupo Finance Banamex Series B                                                        1,450,000                     2,482,806
Grupo Finance Banamex Series L                                                           72,500                       119,052
Grupo Financiero Banorte Series B                                                       975,000 (c)                   998,946
                                                                                                                 ____________
Total                                                                                                               3,600,804
_____________________________________________________________________________________________________________________________
Building materials & construction (2.1%)
Bufete Inds ADR                                                                         500,000 (c)                 6,687,500
Empresas ICA Sociedad Controladora                                                      500,000 (d)                 4,750,000
Tolmex Series B                                                                         900,000                     3,378,942
                                                                                                                 ____________
Total                                                                                                              14,816,442
_____________________________________________________________________________________________________________________________
Multi-industry conglomerates (0.7%)
Grupo Carso ADR                                                                         500,000 (c)                5,235,085
_____________________________________________________________________________________________________________________________
Netherlands (3.5%)
Building materials & construction (2.4%)
IHC Caland                                                                              200,000                     5,691,800
Volker Stevin                                                                           177,400                    11,412,852
                                                                                                                _____________
Total                                                                                                              17,104,652
_____________________________________________________________________________________________________________________________
Energy equipment & services (0.9%)
Schlumberger                                                                            100,000                    6,225,000
_____________________________________________________________________________________________________________________________
Textiles & apparel (0.2%)
Gucci                                                                                    52,400 (c,d)              1,572,000
_____________________________________________________________________________________________________________________________
Norway (0.1%)
Banks and savings & loans
Fokus Bank                                                                              145,000 (c)                  768,355
_____________________________________________________________________________________________________________________________
Peru (0.6%)
Banks and savings & loans
Banco Wiese ADR                                                                         600,000                    3,975,000
_____________________________________________________________________________________________________________________________
Phillipines (2.4%)
Financial services (0.8%)
Filinvest Development                                                                 6,000,000 (b)                5,304,000
_____________________________________________________________________________________________________________________________
Paper & packaging (1.6%)
Intl Container Service                                                               10,000,000                     4,220,000
PAGE 22
Portucell ADR                                                                         1,000,000 (d)                 7,000,876
                                                                                                                _____________
Total                                                                                                              11,220,876
_____________________________________________________________________________________________________________________________
Singapore/Malaysia (2.1%)
Banks and savings & loans (0.9%)
Commerce Asset                                                                        1,082,000 (b)                 5,364,556
Commerce Asset                                                                          138,000                       684,204
                                                                                                                _____________
Total                                                                                                               6,048,760
_____________________________________________________________________________________________________________________________
Multi-industry conglomerates (1.2%)
Keppel                                                                                1,000,000                    8,209,000
_____________________________________________________________________________________________________________________________
Spain (1.1%)
Utilities-telephone
Telefonica de Espana ADR                                                                200,000                    7,525,000
_____________________________________________________________________________________________________________________________
Sweden (1.3%)
Banks and savings & loans (0.4%)
Nordbanken ADR                                                                           91,000 (b,c)              2,684,500
_____________________________________________________________________________________________________________________________
Metals (0.9%)
Hoganas Cl B                                                                            235,000                    6,334,425
______________________________________________________________________________________________________________________________
PAGE 23
Switzerland (0.8%)
Multi-industry conglomerates
BBC Brown Boveri Series A                                                                       5,000
5,794,100
_____________________________________________________________________________________________________________________________
Taiwan (0.4%)
Electronics
Acer GDR                                                                                144,000 (b)                 1,890,000
Siliconware                                                                              39,500 (c)                   622,125
                                                                                                                _____________
Total                                                                                                               2,512,125
_____________________________________________________________________________________________________________________________
Thailand (1.9%)
Banks and saving & loans (0.7%)
Bangkok Bank                                                                            450,000                    4,648,950
_____________________________________________________________________________________________________________________________
Building materials (1.2%)
Siam City Cement                                                                        280,000                     4,628,400
TPI Polene                                                                              602,400                     3,949,772
                                                                                                                _____________
Total                                                                                                               8,578,172
_____________________________________________________________________________________________________________________________
United Kingdom (5.4%)
Electronics (1.7%)
Electrocomponents                                                                     1,200,000                     6,146,400
Nynex Cable ADR                                                                         270,000 (c)                 5,501,250
                                                                                                                _____________
Total                                                                                                              11,647,650
_____________________________________________________________________________________________________________________________
Financial services (0.5%)
GT Chile Growth Euro                                                                    100,000                    3,825,000
_____________________________________________________________________________________________________________________________
Health care (1.1%)
SmithKline Beecham                                                                      150,000 (c)                7,781,250
_____________________________________________________________________________________________________________________________
Media (1.3%)
British Sky                                                                             117,500                     4,200,625
Videotron                                                                               400,000                     5,275,000
                                                                                                                _____________
Total                                                                                                               9,475,625
_____________________________________________________________________________________________________________________________
Metals (0.8%)
Tambang Timah                                                                           477,000 (c)                5,712,075
_____________________________________________________________________________________________________________________________
United States (4.8%)
Financial services (0.4%)
Credicorp                                                                               160,000 (c)                2,640,000
______________________________________________________________________________________________________________________________
Industrial transportation (1.0%)
Fritz                                                                                   200,000 (c,e)              7,000,000
_____________________________________________________________________________________________________________________________
Metals (2.8%)
Alumax                                                                                  150,000 (c)                 4,425,000
Stillwater Mining                                                                        50,000                       843,750
Stillwater Mining                                                                       450,000 (b,c)               7,593,750
UCAR Intl                                                                               250,000 (b)                 7,125,000
                                                                                                                _____________
Total                                                                                                              19,987,500
_____________________________________________________________________________________________________________________________
Utilities-telephone (0.6%)
Orion Network Systems                                                                   439,200 (c)                4,062,600
_____________________________________________________________________________________________________________________________
Total common stocks of unaffiliated issuers
(Cost: $483,030,708)                                                                                             $473,546,049
_____________________________________________________________________________________________________________________________

Bonds (6.9%)
_____________________________________________________________________________________________________________________________

Issuer and                                                                          Principal                        Value(a)
coupon rate                                                                           Amount
_____________________________________________________________________________________________________________________________
Argentina (0.6%)
Banco de Galicia
(U.S. Dollar)
7% Cv 2002                                                                          $ 5,000,000                 $  4,081,250
_____________________________________________________________________________________________________________________________
Luxembourg (0.7%)
Scandinavian Broadcast
PAGE 24
(U.S. Dollar)
7.25% Cv 2005                                                                         4,500,000                    4,826,250
______________________________________________________________________________________________________________________________
Malaysia (1.9%)
Commerce Asset
(U.S. Dollar)
1.75% Cv 2004                                                                         1,500,000                     1,668,750
Renong
(U.S. Dollar)
2.50% Cv 2005                                                                        10,000,000 (b)                11,875,000
                                                                                                                _____________
Total                                                                                                              13,543,750
_____________________________________________________________________________________________________________________________
Mexico (1.3%)
Banco Nacional de Mexico
(U.S. Dollar)
7% Cv 1999                                                                            5,000,000 (b)                 4,000,000
Mexican Cetes
(Mexican Peso)
Zero Coupon
50.60% Treasury Bill 1995                                                            38,099,640 (f)                 5,287,829
                                                                                                                 ____________
Total                                                                                                               9,287,829
_____________________________________________________________________________________________________________________________
South Africa (0.3%)
Sappi BVI Finance
(U.S. Dollar)
7.50% Cv 2002                                                                         1,825,000 (b)                1,859,219
_____________________________________________________________________________________________________________________________
Thailand (0.6%)
Sahaviriya Steel
(U.S. Dollar)
3.50% Cv 2005                                                                         5,000,000 (b)                4,250,000
_____________________________________________________________________________________________________________________________
United Kingdom (0.9%)
Liberty Life Insurance
(U.S. Dollar)
6.50% Cv 2004                                                                         6,000,000 (b)                6,600,000
______________________________________________________________________________________________________________________________

PAGE 25
United States (0.6%)
Intl Cabletel
(U.S. Dollar)
7.25% Cv 2005                                                                         3,800,000                    4,374,750
______________________________________________________________________________________________________________________________
Total bonds
(Cost: $45,615,498)                                                                                              $ 48,823,048
_____________________________________________________________________________________________________________________________

Preferred stocks (3.3%)
_____________________________________________________________________________________________________________________________

Issuer                                                                                  Shares                       Value(a)
_____________________________________________________________________________________________________________________________
Germany
Friedrich Grohe                                                                          25,000                  $  6,002,675
Jungheinrich                                                                             50,000                     9,199,400
Moebel Walther                                                                              400                       176,174
SAP                                                                                      50,000                     7,672,050
                                                                                                                _____________
Total                                                                                                              23,050,299
_____________________________________________________________________________________________________________________________
Total preferred stocks
(Cost: $11,387,424)                                                                                              $ 23,050,299
_____________________________________________________________________________________________________________________________

Short-term securities (21.4%)
_____________________________________________________________________________________________________________________________

Issuer                                                       Annualized                 Amount                       Value(a)
                                                              yield on                  payable
                                                               date of                    at
                                                              purchase                  maturity
_____________________________________________________________________________________________________________________________
U.S. government agency (0.7%)
U.S. Treasury Bills
01-18-96                                                       5.37%                 $5,000,000 (e)             $  4,942,176
_____________________________________________________________________________________________________________________________
Commercial paper (19.5%)
A.I. Credit
12-04-95                                                       5.75                   6,000,000                     5,968,540
Aon
11-08-95                                                       5.75                   5,000,000                     4,994,439
11-10-95                                                       5.75                   3,000,000                     2,995,710
CAFCO
11-14-95                                                       5.76                   1,800,000 (g)                 1,796,282
11-15-95                                                       5.75                   4,000,000 (g)                 3,991,102
12-05-95                                                       5.74                   3,600,000                     3,580,620
Commerzbank U.S. Finance
12-01-95                                                       5.75                   5,000,000                     4,976,167
Consolidated Rail
11-27-95                                                       5.75                   4,700,000 (g)                 4,680,618
CPC Intl
11-01-95                                                       5.79                   7,400,000 (g)                 7,400,000
11-16-95                                                       5.79                   7,600,000 (g)                 7,581,792
Dean Witter, Discover & Co.
11-22-95                                                       5.76                   6,300,000                     6,278,942
Ford Motor Credit
11-17-95                                                       5.77                   4,300,000                     4,289,049
Goldman Sachs Group
11-22-95                                                       5.76                   2,700,000                     2,690,991
Harris Bank
11-03-95                                                       5.75                   5,800,000                     5,800,000
Lincoln Natl
11-20-95                                                       5.76                   3,900,000 (g)                 3,888,206
Metlife Funding
11-29-95                                                       5.74                   2,200,000                     2,190,247
Morgan Stanley Group
11-10-95                                                       5.76                   8,500,000                     8,487,824
Motorola
12-07-95                                                       5.74                   5,000,000                     4,971,500
PACCAR Financial
11-07-95                                                       5.75                   4,300,000                     4,295,901
12-04-95                                                       5.75                   3,200,000                     3,183,221
Pfizer
12-07-95                                                       5.74                   7,100,000 (g)                 7,059,530
PAGE 26
Pioneer Hi-Bred Intl
11-14-95                                                       5.75                   3,100,000                     3,093,597
Reed Elsevier
11-10-95                                                       5.76                   5,100,000 (g)                 5,092,694
12-01-95                                                       5.74                   4,200,000 (g)                 4,180,015
Sandoz
11-13-95                                                       5.84                   2,600,000                     2,594,973
11-21-95                                                       5.76                   2,900,000                     2,890,784
Southern California Gas
11-17-95                                                       5.76                   4,400,000 (g)                 4,388,814
12-12-95                                                       5.76                   2,800,000 (g)                 2,780,807
Transamerica Financial
11-06-95                                                       5.77                   4,700,000                     4,696,259
USL Capital
11-13-95                                                       5.76                   6,500,000                     6,487,585
                                                                                                                _____________
Total                                                                                                             137,306,209
_____________________________________________________________________________________________________________________________
Letters of credit (1.2%)
First Natl Bank Chicago-
Commed Fuel
11-09-95                                                       5.76                   2,911,000                     2,907,293
11-09-95                                                       5.82                   3,784,000                     3,779,140
Barclays Bank-
Banco Nacional de Mexico
12-06-95                                                       5.79                   2,000,000                     1,987,484
                                                                                                                 ____________
Total                                                                                                               8,673,917
_____________________________________________________________________________________________________________________________
Total short term securities
(Cost: $150,925,821)                                                                                             $150,922,302
_____________________________________________________________________________________________________________________________
Total investments in securities of unaffiliated issuers
(Cost: $690,959,451)                                                                                             $696,341,698
_____________________________________________________________________________________________________________________________
/TABLE

PAGE 27

_____________________________________________________________________________________________________________________________
Investments in securities of affiliated issuer (h)
_____________________________________________________________________________________________________________________________

Common stock (0.4%)
_____________________________________________________________________________________________________________________________

Issuer                                                                                   Shares                      Value(a)
_____________________________________________________________________________________________________________________________
United States
Industrial equipment & services
GNI Group                                                                               450,000 (c)              $  3,150,000
____________________________________________________________________________________________________________________________
Total investments in securities of affiliated issuer
(Cost: $2,977,041)                                                                                               $  3,150,000
_____________________________________________________________________________________________________________________________
Total investments in securities
(Cost: $693,936,492)(i)                                                                                          $699,491,698
_____________________________________________________________________________________________________________________________

PAGE 28

______________________________________________________________________________________________________________________________

Notes to investments in securities
_____________________________________________________________________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements. Foreign security values are stated

    in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.
(b) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
     This security has been determined to be liquid under guidelines established by the board of directors.
(c) Presently non-income producing.
(d) Security is partially or fully on loan. See Note 5 to the financial statements.
(e) Fully or partially pledged as initial deposit on the following open stock index futures purchase contracts (see Note 7 to the financial statements):

    Type of security                                     Contracts
    ______________________________________________________________
    Hang Sang Index, Nov. 1995                               389
    Nikkei 225 Stock Index, Dec. 1995                        410
    ______________________________________________________________
(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the
    Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.
(h) Investments representing 5% or more of the outstanding voting securities of the issuer.
(i) At Oct. 31, 1995, the cost of securities for federal income tax purposes was $702,850,321 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                         $52,084,576
    Unrealized depreciation                                                         (55,443,199)
    ____________________________________________________________________________________________
    Net unrealized depreciation                                                     $(3,358,623)
    ____________________________________________________________________________________________

PAGE 29
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposits (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) cornucopia

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

PAGE 30
IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) federal building

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with eagle head

PAGE 31
Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Retirement Fund

Invests in a combination of common stocks, fixed-income investments and money market securities to seek a maximum total return through a combination of growth of capital and current income.

(icon of) bird in a nest

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three apple trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

PAGE 32
IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) electrical cord

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) four puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Growth Fund

Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower

PAGE 33
IDS Global Growth Fund

Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS New Dimensions Fund

Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative IDS mutual fund.

(icon of) cart of precious gems

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Federal income tax information
IDS Global Growth Fund

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year.
The dividends listed below were reported to you on a Form 1099-DIV, Dividends and Distributions, last January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

IDS Global Growth Fund
Fiscal year ended Oct. 31, 1995

Class A
Income distribution
taxable as dividend income,
2.69% qualifying for deduction by corporations.

Payable date            Per share
Dec. 30, 1994           $0.05202

Capital gain distribution
taxable as long-term capital gain.

Payable date            Per share

Dec. 30, 1994           $0.04401

Total distributions     $0.09603

The distribution of $0.09603 per share, payable Dec. 30, 1994, consisted of $0.04450 derived from net investment income, $0.00752 from net short-term capital gains (a total of $0.05202 taxable as dividend income) and $0.04401 from net long-term capital gains.

PAGE 35
Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
FINANCIAL
ADVISORS


IDS Global Growth Fund
IDS Tower 10
Minneapolis, MN  55440-0010